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                                                                      EXHIBIT 23

                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-52453) of LTM Holdings, Inc. of our report dated May 21, 1998 on the financial statements of Loews Cineplex Entertainment Corporation and our report dated April 15, 1998 on the financial statements of Loeks-Star Partners, which appear on pages 25 and 69, respectively, of this Form 10-K.



New York, New York
May 27, 1998